EXHIBIT 10.3C

SECOND LEASE MODIFICATION

THIS SECOND LEASE MODIFICATION (“Lease Modification”), effective this 21st day of November, 2007, by and between ALLEGANY RESEARCH PROPERTIES, LLC, a Maryland limited liability company (“Landlord”), and INFOSPHERIX, INCORPORATED, a Delaware corporation (“Tenant”).

WITNESSETH:

EXPLANATION

The Landlord and the Tenant entered into a Lease dated the 6th day of February, 2007, a copy of which is attached hereto, incorporated herein, and marked as Exhibit 1 (the “Lease”). On August 17, 2007, the Landlord and Tenant executed a First Lease Modification, a copy of which is attached hereto, incorporated herein, and marked as Exhibit 2. The Landlord and the Tenant wish to further modify the Lease by modifying the provisions of Section 3.3, Delivery of Possession, Section 3.4, Delayed Delivery of Possession, as well as the definitions of Commencement Date and Tenant’s Proportionate Share.

NOW, THEREFORE, In consideration of the agreements hereinafter set forth, the Landlord and the Tenant do hereby agree as follows:

1. The Explanation set forth above is hereby incorporated as a substantive provision of this Lease Modification.

2. Commencement Date, as defined in the Lease Agreement, shall be January 1, 2008. The Commencement Date may be adjusted in accordance with Section 3.2 of the Lease.

3. Under the provisions of Section 3.3, Delivery of Possession, shall be modified and Delivery of Possession as set forth in Section 3.3 shall mean January 1, 2008, or, if delayed, the earlier of: (i) the date Landlord has the Premises ready for occupancy by the Tenant as evidenced by a permanent or temporary certificate of occupancy, or its equivalent, issued by proper governmental authority, or (ii) the date Landlord could have had the Premises ready had there been no delays attributable to Tenant.

4. The parties agree that the modification of the Commencement Date, as set forth herein, shall not constitute a delay of delivery of possession under the provisions of Section 3.4 of the Lease Agreement.

5. The definition of Tenant’s Proportionate Share of the Lease Agreement shall be stricken and the new definition of Tenant’s Proportionate Share shall be as follows:

Tenant’s Proportionate Share of the Building is 74.88%, which is calculated by dividing the approximately 38,927 square feet of the Premises by the approximately 51,989 rentable square feet of the Building. If the Building is expanded all formula shall be adjusted pro rata to take such expansion into consideration.

6. Except as set forth by this Lease Modification, the Landlord and the Tenant do hereby ratify and confirm all other terms and conditions of the Lease.

WITNESS the hands and seals of the parties hereto the day and year first above written.

LANDLORD:

ALLEGANY RESEARCH PROPERTIES, LLC

By:	/s/ Carl Belt, Jr.
Name:	Carl Belt, Jr.
Title:	Managing Member

STATE OF MARYLAND,

ALLEGANY COUNTY, TO-WIT:

I HEREBY CERTIFY, that on this 21st day of November, 2007, before me, a Notary Public in and for the State and County aforesaid, personally appeared Carl Belt, Jr., who acknowledged himself to be the Managing Member of ALLEGANY RESEARCH PROPERTIES, LLC, a Maryland limited liability company, and that he, as such Managing Member, being authorized so to do, executed the foregoing Lease Modification for the purposes therein contained, by signing the name of the limited liability company by himself as Managing Member.

WITNESS my hand and Notarial Seal the date aforesaid.

/s/ Vicki L. Frantz
NOTARY PUBLIC
Vicki L. Frantz

My Commission Expires: November 1, 2009

LANDLORD:	TENANT:

ALLEGANY RESEARCH PROPERTIES, LLC	INFOSPHERIX, INCORPORATED

	By:	/s/ Richard C. Levin
	Name:	Richard C. Levin
	Title:	President

STATE OF MARYLAND,

ALLEGANY COUNTY, TO-WIT:

I HEREBY CERTIFY, that on this 20th day of November, 2007, before me, a Notary Public in and for the State and County aforesaid, personally appeared Richard C. Levin, who acknowledged himself to be the President of INFOSPHERIX, INCORPORATED, a Delaware corporation, and that he, as such President, being authorized so to do, executed the foregoing Lease Modification for the purposes therein contained, by signing the name of the corporation by himself as President.

WITNESS my hand and Notarial Seal the date aforesaid.

/s/ Karen L. Higgins
NOTARY PUBLIC

My Commission Expires: 1-1-08

4